Comprehensive Income (Loss)	6 Months Ended
Jun. 30, 2012
Comprehensive Income (Loss) Disclosure [Abstract]
Comprehensive income (loss) [Text Block]

17. Comprehensive Income (loss):
During the six-month period ended June 30, 2011, other comprehensive income (loss) decreased with losses of $7,090 relating to the change of the fair value of derivatives that qualify for hedge accounting, the net settlements on interest rate swaps qualifying for cash flow hedge and the fair value of bonds. During the six-month period ended June 30, 2012, other comprehensive income (loss) decreased with losses of $12,612 relating to the change of the fair value of derivatives that qualify for hedge accounting and net settlements on interest rate swaps qualifying for cash flow hedge. As at June 30, 2011 and 2012, comprehensive income (loss) amounted to $37,029 and $33,069, respectively.